UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2019, SLG Chemicals, Inc. (the “Buyer”), a wholly owned subsidiary of Scott’s Liquid Gold-Inc., and Scott’s Liquid Gold-Inc. (the “Parent”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Paramount Chemical Specialties, Inc. (the “Seller”). Pursuant to the Purchase Agreement, the Buyer purchased from the Seller all assets owned by the Seller (the “Paramount Acquisition”), including finished goods owned by the Seller, and all assets used in connection with the manufacture, sale and distribution of the Kids N Pets, Kids N Pets No No No! and Messy Pet brands (the “Brands”).

The total consideration the Buyer paid at closing was $5,500,000. In addition, the Purchase Agreement includes contingent consideration (the “Earnout Payment”). With respect to each of the individual calendar years 2021, 2022, 2023 and 2024, the Earnout Payment amounts to 20% of the revenue (determined on a GAAP basis) in excess of $3,500,000 received by Buyer with respect to the Brands, if any; provided that the maximum aggregate earnout payment, if any, will not exceed $1,500,000.

An amendment to this Current Report on Form 8-K will be filed within 75 days of October 1, 2019 to report certain financial information regarding the Brands and the Paramount Acquisition.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description of the Purchase Agreement contained in Item 1.01 above is hereby incorporated by reference.

Item 7.01.Regulation FD Disclosure

The following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 2, 2019, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description

2.1*

Asset Purchase Agreement, dated October 1, 2019. Schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

99.1*	Scott’s Liquid Gold-Inc. press release, dated October 2, 2019
99.2*	Kids ‘N’ Pets Brands Investor Relations Slide Deck

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	October 2, 2019	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer